Loan No. 84-5100034

GUARANTY OF RECOURSE OBLIGATIONS OF BORROWER

THIS GUARANTY OF RECOURSE OBLIGATIONS OF BORROWER (as the same may from time to time hereafter be modified, supplemented or amended, the "Guaranty") is made as of December 30, 2014 by HARTMAN SHORT TERM INCOME PROPERTIES XX,

INC., a Maryland corporation, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 (hereinafter referred to as "Guarantor"), in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C3, having an address at c/o Wells Fargo Bank, National Association, Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, California 94612 (together with its successors and assigns, "Lender").

RECITALS

WHEREAS, Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company ("Original Lender"), made a loan in the principal sum of TEN MILLION NINE HUNDRED THOUSAND AND N0/100 DOLLARS ($10,900,000.00)  (the "Loan") to

BRI 1841 Energy Plaza, LLC, a Delaware limited liability company ("Original Borrower"), evidenced by that certain Promissory Note (the "Note"), dated as of May 20, 2011 made by Original Borrower in favor of Original Lender and that certain Loan Agreement (the "Loan Agreement"), dated of even date with the Note, by and between Original Borrower and Original Lender, and secured by that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Security Instrument"), dated of even date with the Note, executed by Original Borrower for the benefit of Original Lender, and by other documents executed in connection therewith (the "Other Loan Documents"). Capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

WHEREAS, Original Borrower, has sold and conveyed the Property to Hartman Energy LLC, a Delaware limited liability company, having  its principal place of business at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Borrower"), or is about to sell and convey the Property to Borrower (the "Transfer"), and both parties desire to obtain from Lender, the current holder of the Note, a waiver of any right Lender may have under the Loan Documents  to accelerate the maturity date of the Note by virtue of such Transfer.

WHEREAS, subject to the terms and conditions of the Assumption Agreement entered into by Borrower, Lender, Indemnitee and others of even date herewith, Lender is willing to waive any right of acceleration of the maturity date of the Note upon assumption by Borrower of all obligations of Original Borrower under the Loan Documents (the "Assumption").

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GUARANTY OF RECOURSE OBLIGATIONS OF BORROWER - Page I

AGREEMENT

NOW THEREFORE, FOR VALUE RECEIVED, and in order to induce Lender  to consent to the Transfer and the Assumption, and intending to legally bound:

1.

Guarantor hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Recourse Obligations of  Borrower (hereinafter defined), as described in Section 4 below.

2.

It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, the Security Instrument, or the Other Loan Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

3.

The term "Debt" as used in this Guaranty shall mean the principal sum evidenced by the Note and secured by the Security Instrument, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate of interest specified in the Note and all other sums other than  principal or interest which may or shall become due  and  payable pursuant to the provisions of the Note, the Loan Agreement, the Security Instrument or the Other Loan Documents.

4.

The  term   "Guaranteed    Recourse    Obligations   of   Borrower"   as  used   in   this Guaranty  shall mean  (i) all obligations and liabilities of Borrower  for which Borrower  shall be personally liable pursuant to Section  11.22 of the Loan Agreement.

5.

Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this  Guaranty), together with any interest thereon, shall  be,  and  such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by  or against Borrower under the Bankruptcy Reform Act of 1978, as amended, 11 U.S. C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code") which interest the parties  agree  shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Debt, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any of Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Lender, the  same shall be  delivered  to  Lender  in the  form  received,  endorsed  or assigned  as may be

1.

appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Lender as security for the Debt.

6.

Guarantor agrees that, with or without notice or demand, Guarantor  will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses (including counsel fees and any fees of a special servicer) incurred by Lender in connection with the collection of the Guaranteed Recourse Obligations of Borrower  or  any portion thereof or with the enforcement of this Guaranty.

7.

All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of 'such portion of the Debt as Lender may elect.

8.

Guarantor waives: (a) any defense based upon any legal disability or other defense of  Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Loan Agreement or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) all rights and defenses arising out of an election of remedies by Lender; (e) any defense based upon Lender's failure to disclose to Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the Loan Agreement or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that  the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (h) any defense based  upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) presentment, demand, protest and notice of any kind; and G) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. In addition, Guarantor waives all rights and defenses that Guarantor may have because Borrower's debt is secured by  real property. This means, among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (2) if Lender forecloses on any real property collateral pledged by Borrower, then (i) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (ii) Lender may collect from Guarantor even if Lender, by foreclosing on the real prope1iy collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an  unconditional  and  irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. Finally, Guarantor agrees that the payment of all sums payable under the Loan Agreement or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder.

1.

9.

Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of any of the following: (a) the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Loan Agreement, the Security Instrument, or the Other Loan Documents, against any person obligated thereunder or against the owner of the Property (as defined in the Security Instrument), or (b) any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (c) the release or exchange of any property covered by the Security Instrument or other collateral for the Loan, or (d) Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or (e) the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Security Instrument or the Other Loan Documents, or the death of any Guarantor, or (f) any partial or total transfer or pledge of the interests in Borrower, or in any direct or indirect owner of Borrower, and/or the reconstitution of Borrower as a result of such transfer or pledge, regardless of whether any of the foregoing is permitted under the Loan Documents, or (g) any payment made on the Debt or any other indebtedness arising under the Note, the Loan Agreement, the Security Instrument or the Other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Loan Agreement, the Security Instrument or the Other Loan Documents, the Debt shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

10.

Guarantor warrants and acknowledges that: (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty and this Guaranty shall be in full force and effect and binding on Guarantor regardless of whether Lender obtains other collateral or any guaranties from others or takes any other action contemplated by Guarantor; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, the Property and Borrower's activities relating thereto, and the status of Borrower's performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder and Lender has not made any representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Lender are true and correct in all respects, have been prepared in accordance with GAAP or in accordance with other methods acceptable to Lender in its reasonable discretion (consistently applied) and fairly present the financial condition of Guarantor in all material respects as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof;

(e)

Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor's

(e)

assets, or any interest therein, other than in the ordinary course of Guarantor's business; and

(f)

Guarantor has not and will not cause or consent to any action or failure to act that would result in Borrower failing to be at all times a "single  purpose  entity"  as  described  in Section 3.1.24 of the Loan Agreement.

11.

So long as the Loan or any other obligation guaranteed hereby remains outstanding (other than, following the termination of the Loan Agreement and all other Loan Documents, contingent indemnification obligations as to which no claim has been made), Guarantor shall provide to Lender (i) within ninety (90) days after the end of each fiscal year, financial statements of Guarantor covering the corresponding period then ended including a balance sheet, income and expenses, cash flow and statement of change in financial position certified by Guarantor, together with a certificate of Guarantor that the Minimum Financial Criteria (defined below) continues to be satisfied as set forth in Section 23(j) hereof (including Guarantor's calculation of Guarantor's Net Worth and Liquidity), each of such statements and calculations delivered pursuant to this clause (i) shall be certified as being true and current by a duly authorized financial officer of Guarantor, (ii) within ten (10) days of Lender's written request, a complete copy of Guarantor's federal and (to the extent applicable) state income tax returns for the immediately preceding tax year, and (iii) such other information reasonably requested by Lender and reasonably available to Guarantor. Guarantor agrees that all financial statements to be delivered to Lender pursuant to this Section 11 shall: (i) be complete and correct in all material respects; (ii) present fairly the financial condition of Guarantor, if applicable;

(iii)

disclose all liabilities that are required to be reflected or reserved against; and (iv) be prepared (A) in hardcopy and electronic formats and (B) in accordance with GAAP or in accordance with other methods acceptable to Lender in its reasonable discretion (consistently applied). Guarantor shall be deemed to warrant and represent that, as of the date of delivery of any such financial statement, there has been no material adverse change in financial condition, nor have  any assets or properties been sold, transferred, assigned, mortgaged, pledged or encumbered (other than in the ordinary course of business and in accordance with the Loan Documents) since the date of such financial statement except as disclosed by Guarantor in a writing delivered to Lender. Guarantor agrees that all financial statements shall not contain any misrepresentation or omission of a material fact which would make such financial statements inaccurate, incomplete or otherwise misleading in any material respect.

Furthermore, each legal entity and individual obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender's choice, a third party credit report on such legal entity and individual.

12.

Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the  Note, the Security Instrument, or any of the Other Loan Documents, that Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Security Instrument or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice tO, or further consent of, Guarantor.

13.

This is a guaranty of payment and not of collection and upon the Guaranteed Recourse Obligations of Borrower being incurred by Lender or upon any default of Borrower

9.

under the Note, the Loan Agreement, the Security Instrument or the Other Loan Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the mortgaged property or other collateral for the Loan. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

14.

Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

15.

If any party hereto shall be a partnership, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "Guarantor" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

16.

It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Loan is paid in full or the Guaranteed Recourse Obligations of Borrower are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a Guarantor. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu of foreclosure.

17.

All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Lender.

18.

This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

19.

This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

20.

In  the  event  that  pursuant  to  any  insolvency,  bankruptcy,

reorganization,

9.

receivership or other debtor relief law or any judgment, order or decision thereunder, Lender must rescind or restore any payment or any part thereof received by Lender in satisfaction of the Guaranteed Recourse Obligations of Borrower, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except (i) upon payment in full of the Loan or (ii) by Guarantor's performance of such obligations and then only to the extent of such performance.

21.

This Guaranty shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with applicable federal law and the laws of the State of New York, without reference or giving effect to any choice of law doctrine.

22.

As a further inducement to Lender to consent to the Transfer and the Assumption and in consideration thereof, Guarantor further covenants and agrees (a) that in any action or proceeding brought by Lender against Guarantor on this Guaranty, Guarantor shall and does hereby waive trial by jury, (b) Guarantor will maintain a place of business or an agent for service of process in New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate, (c) the failure of Guarantor's agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon, (d) if, despite the foregoing, there is for any reason no agent for service of process of Guarantor available to be served, and if Guarantor at that time has no place of business in the State of New York then Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof, Guarantor hereby waiving personal service thereof, (e) that within thirty days after such mailing, Guarantor so served shall appear or answer to any summons and complaint or other process and should Guarantor so served fail to appear or answer within said thirty-day period, said Guarantor shall be deemed in default and judgment may be entered by Lender against the said party for the amount as demanded in any summons and complaint or other process so served, (f) Guarantor initially and irrevocably designates CT Corporation System, with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, to receive for and on behalf of Guarantor service of process in the State of New York with respect to this Guaranty, (g) with respect to any claim or action arising hereunder, Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State where the Property is located and the United States District Court located in the county in which the Property is located, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (h) nothing in this Guaranty will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

9.

23.

Guarantor  (and  its  representative,   executing  below,  if  any)  hereby  warrants, represents and covenants to Lender that:

(a)

Guarantor is duly organized and existing and in good standing under the laws of the state in which such entity is organized. Guarantor is currently qualified or licensed (as applicable) and shall remain qualified or licensed  to do business in each jurisdiction in which the nature of its business requires it to be so qualified or licensed.

(b)

The execution and delivery of the Guaranty has been duly authorized and the Loan Documents constitute valid and binding obligations of Guarantor or the party which executed the same, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights, or by the application of rules of equity.

(c)

The execution, delivery and performance by Guarantor of  each  of  the Loan Documents do not violate any provision of any law or regulation, or result in any breach or default under any contract, obligation, indenture or other instrument to which Guarantor is a party or by which Guarantor is bound.

(d)

There are no pending or, to Guarantor's knowledge, threatened actions, claims, investigations, suits or proceedings before any governmental authority, court or administrative agency which affect the financial condition or operations of Guarantor, Borrower, and/or the Property.

(e)

The financial statements of Guarantor previously delivered by Guarantor to Lender: (i) are complete and correct, (ii) present fairly the financial condition of such party as of the date thereof  and (iii) have been prepared in accordance with GAAP or such other accounting standards reasonably approved by Lender. Since the date of such financial statements, there has been no material adverse change in such financial condition, nor have any material assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered, except as previously disclosed in writing by Guarantor to Lender and approved in  writing  by Lender.

(f)

There are no pending assessments or adjustments of Guarantor's income tax payable with respect to any year.

(g)

None of the transactions contemplated by the Loan Documents will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of Borrower or Guarantor, and Borrower and Guarantor, on the date hereof, will have received fair and reasonably equivalent value in good faith for the continued grant of the liens or security interests effected by the Loan Documents. As of the date hereof, Borrower and Guarantor are: (i) solvent and will not be rendered insolvent by the transactions contemplated by the Loan Documents, and (ii) able to pay their respective debts as they become due.

(h)

As of the date hereof, the representations and warranties set forth in Sections   3.1.8,  3.1.25,  3.1.26,  3.1.28,  3.1.31,  3.1.33,  3.1.41,  and  3.1.42  of  the  Loan

(a)

Agreement are true and correct with respect to Guarantor, it being understood that whenever the term "Borrower" is used in each of the foregoing sections  it  shall  be deemed to mean "Guarantor."

(i)

Guarantor shall promptly notify Lender in wntmg of  any  litigation pending or threatened against Guarantor claiming damages in excess of Fifty Thousand and N oll 00 Dollars ($50,000.00) and of all pending or threatened litigation against Guarantor if the aggregate damage claims against Guarantor exceed One Hundred Thousand and N oll 00 Dollars ($100,000.00). Guarantor shall keep and maintain or will cause to be kept and maintained proper and accurate books and records reflecting the financial affairs of Guarantor. Lender shall have the right from  time  to  time  during normal business hours upon reasonable notice to Guarantor to examine such books and records at the office of Guarantor  or other Person maintaining such books and records and to make such copies or extracts thereof as Lender shall desire.

(j)

So long as the Loan and any of the obligations set forth in the Loan Documents remain outstanding, Guarantor shall maintain (i) a minimum Net Worth (as defined herein) of not less than fifty percent (50%) of the Net Worth of Guarantor as of the date hereof, and (ii) Liquidity (as defined herein) of no less than fifty percent (50%) of  the  Liquidity  of  Guarantor  as  of  the  date  hereof  (the  above  items,  ill and  .ill,

collectively, the "Minimum Financial   Criteria"). As used herein:

"Net  W01ih" shall mean net worth as calculated  in accordance with generally accepted accounting principles (or other principles acceptable to Lender).

"Liquidity" shall mean (a) unencumbered  Cash and Cash Equivalents of Guarantor and

(b) marketable securities of Guarantor, each valued in accordance with generally accepted accounting principles (or other principles acceptable to Lender).

"Cash and  Cash  Eq uivalents" shall mean all unrestricted  or unencumbered  (A) cash and

(B) any of the following: (x) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States; (y) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof which, at the time of acquisition, has one of the two highest ratings obtainable from any two (2) of Standard & Poor's Corporation, Moody's Investors  Service, Inc. or Fitch Investors (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as may be acceptable to Lender) and is not  listed  for possible down-grade in any publication of any of the foregoing rating services; (z) domestic certificates of deposit or domestic time deposits or repurchase agreements issued by any commercial bank organized under the laws of the United States of America or any state thereof or   the   District   of   Columbia   having   combined   capital   and   surplus   of   not   less   than

$1,000,000,000.00, which commercial bank has a rating of at least either AA or such comparable rating from Standard & Poor's Corporation  or  Moody's  Investors  Service,  Inc.,  respectively; (aa) any funds deposited or invested by Guarantor in accounts maintained with Lender and which are not held in escrow for, or pledged as security for, any obligations of Guarantor, Borrower and/or any of their affiliates; (bb) money market funds having assets under management in excess of $2,000,000,000.00 and/or (cc) any unrestricted stock,  shares, certificates, bonds, debentures, notes or other instrument which constitutes a "security" under the Security Act of 1933 (other than Guarantor, Borrower and/or any of their affiliates) which are freely tradable on any nationally recognized securities exchange and are not otherwise encumbered by Guarantor.

24.

Replacement Guarantor. To the extent that any Guarantor is a natural person, the death or incompetency of such Guarantor shall be an Event of Default hereunder unless such Guarantor is replaced in accordance with this Section. Borrower shall be permitted to substitute a replacement guarantor and no "Event of Default" shall be deemed to have occurred hereunder, provided that (a) no other Event of Default hereunder or under any of the other Loan Documents has occurred and is then continuing; and (b) each of the following terms and conditions are satisfied (i) within five (5) days after the occurrence of such death or incompetency, Borrower delivers Lender written notice of its intent to substitute the guarantor, (ii) the replacement guarantor is a Satisfactory Replacement Guarantor (as defined below), (iii) within fifteen (15) days after delivery of the written notice described in the preceding subclause (i), such Satisfactory Replacement Guarantor assumes the obligations of Guarantor hereunder and under the Other Loan Documents in a manner satisfying the Prudent Lender Standard (defined below),

(iv)

concurrently with such assumption, (A) such Satisfactory Replacement Guarantor delivers to Lender a Spousal Consent (as defined below), as and to the extent applicable, and (B) each of Borrower and such Satisfactory Replacement Guarantor affirms each of their respective obligations under the Loan Documents in a manner satisfying the Prudent Lender Standard, and

(v)

prior to or concurrently with such assumption, as applicable, Lender receives such information, documentation and opinions as may be required by Lender in connection with such assumption and the foregoing in order to satisfy the Prudent Lender Standard (including, without limitation, opinions relating to REMIC); and (C) such substitution is permitted by then applicable REMIC Requirements. As used herein, the term "Satisfactory Replacement Guarantor" shall mean a replacement guarantor that (1) satisfies the Minimum Financial Criteria,

(2)

is acceptable to Lender and the Rating Agencies, (3) satisfies the Prudent Lender Standard, and (4) is an Affiliate of Sponsor. As used herein the term "Prudent Lender Standard" shall, with respect to any matter, be deemed to have been met if the matter in question (i) prior to a Securitization, is reasonably acceptable to Lender and (ii) after a Securitization, would be acceptable to a prudent lender of securitized commercial mortgage loans.

25.

Change in Residency. To the extent that any Guarantor is a natural person, such Guarantor hereby represents and warrants that such Guarantor shall not change Guarantor's State of residence and/or primary domicile to a State that is a community property jurisdiction unless

(i)

Guarantor first (A) provides Lender at least ten (10) Business Days prior written notice thereof, and (B) if Guarantor is married at the time, causes Guarantor's spouse to execute and deliver to Lender a spousal consent with respect to this Guaranty (which spousal consent shall be in form and substance satisfactory to Lender) (a "Spousal Consent"), and (ii) if Guarantor is not married at the time and subsequently marries, or if Guarantor enters into a new marriage, at any time when Guarantor is a resident (and/or has a primary domicile) in a community property jurisdiction, Guarantor causes his spouse to execute and deliver to Lender a Spousal Consent within ten (10) days after the occurrence of any such marriage. Such Guarantor's failure to comply with any of the foregoing shall, at Lender's option, constitute an "Event of Default"

(i)

hereunder and under the Loan Agreement.

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IN WITNESS  WHEREOF,  Guarantor  has duly executed  this  Guaranty  as of the day and year first above written.

GUARANTOR:

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland

corporation

By: Name:

Title: